UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 16, 2006

Teleglobe International Holdings Ltd

(Exact name of registrant as specified in its charter)

Bermuda	000-50780	98-0417192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 1154, 10 Queen Street, Hamilton, Bermuda	HM EX
(Address of principal executive offices)	(Zip Code)

(441) 296-4856

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

ITEM 1.01	Entry into a Material Definitive Agreement.

On January 16, 2006, Teleglobe Canada ULC (“Teleglobe Canada”), an indirect wholly-owned subsidiary of Teleglobe International Holdings Ltd (“Teleglobe”), entered into the Second Amendment (the “ Strong Amendment”) to the Amended and Restated Employment Agreement dated March 26, 2004, as amended (the “Strong Employment Agreement”) between Teleglobe Canada and Gerald Porter Strong, the President and Chief Executive Officer of Teleglobe and the Chief Executive Officer of Teleglobe Canada. The Strong Amendment provides that if Teleglobe Canada terminates the Strong Employment Agreement without Cause (as defined in the Strong Employment Agreement) or Mr. Strong terminates his employment for Good Reason (as defined in the Strong Employment Agreement), then, in addition to other compensation and reimbursement of expenses specified in the Strong Employment Agreement, Mr. Strong will be entitled to receive any bonus earned in the previously completed fiscal year (based on the achievement of annual performance targets under the Bonus Program for such fiscal year) but not paid to Mr. Strong as of the date of termination of his employment.

On January 16, 2006, Teleglobe Canada entered into the Second Amendment (the “Willett Amendment”) to the Amended and Restated Employment Agreement dated March 26, 2004, as amended (the “Willett Employment Agreement”) between Teleglobe Canada and Richard D. Willett II, the Executive Vice President and Chief Operating Officer of each of Teleglobe and Teleglobe Canada. The Willett Amendment provides that if Teleglobe Canada terminates the Willett Employment Agreement without Cause (as defined in the Willett Employment Agreement) or Mr. Willett terminates his employment for Good Reason (as defined in the Willett Employment Agreement), then, in addition to other compensation and reimbursement of expenses specified in the Willett Employment Agreement, Mr. Willett will be entitled to receive any bonus earned in the previously completed fiscal year (based on the achievement of annual performance targets under the Bonus Program for such fiscal year) but not paid to Mr. Willett as of the date of termination of his employment

A copy of each of the Strong Amendment and the Willett Amendment is attached hereto as Exhibit 10.1 and 10.2, respectively.

Item 9.01.	Exhibits

(c) Exhibits

10.1	Second Amendment to the Amended and Restated Employment Agreement dated January 16, 2006 between Teleglobe Canada ULC and Gerald Porter Strong.

10.2	Second Amendment to the Amended and Restated Employment Agreement dated January 16, 2006 between Teleglobe Canada ULC and Richard Willett.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELEGLOBE INTERNATIONAL HOLDINGS LTD

By:	/s/ MICHAEL C. WU
Name:	Michael C. Wu
Title:	Vice President and General Counsel of Teleglobe International Holdings Ltd

Date: January 18, 2006

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